UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date  of  Report  (Date  of  earliest  event  reported)     February  6,  2006

                                 COMPUMED, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                000-14210                     95-2860434
(State  or  other  jurisdiction   (Commission                 (IRS  Employer
       of  incorporation)         File  Number)             Identification  No.)

     5777  West  Century  Blvd.,  Suite  1285,  Los Angeles, CA         90045
            (Address of principal executive offices)                  (Zip Code)


Registrant's  telephone  number,  including  area  code        (310)  258-5000
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written  communications pursuant to Rule 425 under the Securities Act (17
       CFR  230.425)

[   ]  Soliciting  material  pursuant  to Rule 14a-12 under the Exchange Act (17
       CFR  240.14a-12)

[   ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the
       Exchange  Act  (17  CFR  240.14d-2(b))

[   ]  Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under the
       Exchange  Act  (17  CFR  240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 6, 2006, Phillip M. Berman, M.D. resigned from the Board of Directors for health reasons.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit  Number                         Description

        17.1 Resignation letter of Phillip M. Berman, MD, effective February 6, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         CompuMed,  Inc.
                                                           (Registrant)
Date   February  10,  2006

                                                       /s/   John  G. McLaughlin
                                                            (Signature)
                                                             John  G. McLaughlin
                                                       President  and  Chief
                                                       Executive  Officer